March 13, 2023

United States Securities and Exchange Commission

Disclosure Review Office 3

Division of Investment Management

100 F Street, N.E.

Washington, DC 20549-0506

RE:	Massachusetts Mutual Variable Annuity Fund 1 (the “Registrant”)
File No. 811-01757, CIK 0000063099
Rule 30b2-1 Filing

Dear Sir or Madam:

As required by Rule 30e-2 and Rule 30e-3 under the Investment Company Act of 1940, as amended (1940 Act), the above referenced separate account, a unit investment trust registered under the 1940 Act, mailed to its contract owners either the 2022 annual reports or “Notice of Shareholder Reports” for the year ended December 31, 2022. Some of the underlying funds included in each Investment Company’s annual report filings may not be available under every contract offered by the Registrant. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the 1940 Act.

The 2022 annual reports of the management investment companies listed below are incorporated by reference.

Investment Company	CIK
MML Series Investment Fund II	0001317146

Very truly yours,

/s/ James M. Rodolakis
James M. Rodolakis
Lead Counsel, Annuity Product & Operations
Massachusetts Mutual Life Insurance Company

Massachusetts Mutual Life Insurance Company (MassMutual), Springfield, MA 01111-0001, and its affiliated companies.